UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 11, 2012

STEWART ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

LOUISIANA	1-15449	72-0693290
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1333 South Clearview Parkway Jefferson, Louisiana		70121
(Address of principal executive offices)		(Zip Code)

(504) 729-1400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05	Costs Associated with Exit or Disposal Activities

On April 11, 2012, Stewart Enterprises, Inc. (the “Company”) announced an organizational restructure and a workforce reduction. A copy of this press release is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

99.1	Press release by Stewart Enterprises, Inc., dated April 11, 2012, announcing organizational restructure, workforce reduction.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEWART ENTERPRISES, INC.

April 11, 2012	/s/ Angela M. Lacour
Angela M. Lacour
Senior Vice President of Finance
and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release by Stewart Enterprises, Inc., dated April 11, 2012, announcing organizational restructure, workforce reduction.